Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$13,444	12,197	10.2%	10.2	—

Europe	5,894	6,085	(3.1)	(3.9)	0.8
Western Hemisphere excluding U.S.	1,713	1,536	11.5	17.7	(6.2)
Asia-Pacific, Africa	4,479	4,202	6.6	12.5	(5.9)
International	12,086	11,823	2.2	4.7	(2.5)

Worldwide	$25,530	24,020	6.3%	7.5	(1.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$25,961	23,611	10.0%	10.0	—

Europe	12,226	12,109	1.0	3.0	(2.0)
Western Hemisphere excluding U.S.	3,300	3,018	9.3	16.1	(6.8)
Asia-Pacific, Africa	8,789	8,708	0.9	8.2	(7.3)
International	24,315	23,835	2.0	6.5	(4.5)

Worldwide	$50,276	47,446	6.0%	8.2	(2.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,787	1,687	6.0%	6.0	—
International	2,224	2,118	5.0	9.0	(4.0)
	4,011	3,805	5.4	7.7	(2.3)

Pharmaceutical (1)
U.S.	7,818	7,159	9.2	9.2	—
International	5,913	6,158	(4.0)	(2.5)	(1.5)
	13,731	13,317	3.1	3.8	(0.7)

Pharmaceutical excluding COVID-19 Vaccine (1)
U.S.	7,818	7,114	9.9	9.9	—
International	5,628	5,659	(0.5)	1.5	(2.0)
	13,446	12,773	5.3	6.2	(0.9)

MedTech
U.S.	3,839	3,351	14.6	14.6	—
International	3,949	3,547	11.3	14.7	(3.4)
	7,788	6,898	12.9	14.7	(1.8)

U.S.	13,444	12,197	10.2	10.2	—
International	12,086	11,823	2.2	4.7	(2.5)
Worldwide	25,530	24,020	6.3	7.5	(1.2)

U.S.	13,444	12,152	10.6	10.6	—
International	11,801	11,324	4.2	7.0	(2.8)
Worldwide excluding COVID-19 Vaccine (1)	$25,245	23,476	7.5%	8.9	(1.4)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedules.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$3,522	3,244	8.6%	8.6	—
International	4,341	4,147	4.7	10.1	(5.4)
	7,863	7,391	6.4	9.5	(3.1)

Pharmaceutical (1)
U.S.	14,841	13,791	7.6	7.6	—
International	12,303	12,395	(0.7)	3.1	(3.8)
	27,144	26,186	3.7	5.5	(1.8)

Pharmaceutical excluding COVID-19 Vaccine (1)
U.S.	14,841	13,671	8.6	8.6	—
International	11,271	11,514	(2.1)	1.9	(4.0)
	26,112	25,185	3.7	5.5	(1.8)

MedTech
U.S.	7,598	6,576	15.5	15.5	—
International	7,671	7,293	5.2	10.3	(5.1)
	15,269	13,869	10.1	12.8	(2.7)

U.S.	25,961	23,611	10.0	10.0	—
International	24,315	23,835	2.0	6.5	(4.5)
Worldwide	50,276	47,446	6.0	8.2	(2.2)

U.S.	25,961	23,491	10.5	10.5	—
International	23,283	22,954	1.4	6.1	(4.7)
Worldwide excluding COVID-19 Vaccine (1)	$49,244	46,445	6.0%	8.3	(2.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedules.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2023		2022		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$25,530	100.0	$24,020	100.0	6.3
Cost of products sold	8,212	32.2	7,919	33.0	3.7
Gross Profit	17,318	67.8	16,101	67.0	7.6
Selling, marketing and administrative expenses	6,665	26.1	6,226	25.9	7.1
Research and development expense	3,829	15.0	3,703	15.4	3.4
Interest (income) expense, net	(23)	(0.1)	(26)	(0.1)
Other (income) expense, net*	(60)	(0.2)	273	1.1
Restructuring	145	0.5	85	0.4
Earnings before provision for taxes on income	6,762	26.5	5,840	24.3	15.8
Provision for taxes on income	1,618	6.4	1,026	4.3	57.7
Net earnings	$5,144	20.1	$4,814	20.0	6.9

Net earnings per share (Diluted)	$1.96		$1.80		8.9

Average shares outstanding (Diluted)	2,625.7		2,667.9

Effective tax rate	23.9%		17.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,824	34.6	$8,171	34.0	8.0
Net earnings	$7,358	28.8	$6,912	28.8	6.5
Net earnings per share (Diluted)	$2.80		$2.59		8.1
Effective tax rate	16.6%		15.4%

* Fiscal second quarter Other (income) expense, net includes $37 million related to the Company's 10.4% non-controlling interest in Kenvue, Inc. from the time of the initial public offering on May 8, 2023 through the end of the fiscal second quarter.

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$50,276	100.0	$47,446	100.0	6.0
Cost of products sold	16,607	33.0	15,517	32.7	7.0
Gross Profit	33,669	67.0	31,929	67.3	5.4
Selling, marketing and administrative expenses	12,803	25.5	12,164	25.6	5.3
Research and development expense	7,392	14.7	7,165	15.1	3.2
In-process research and development	49	0.1	610	1.3
Interest (income) expense, net	(43)	(0.1)	(38)	(0.1)
Other (income) expense, net*	7,168	14.3	171	0.4
Restructuring	275	0.5	155	0.3
Earnings before provision for taxes on income	6,025	12.0	11,702	24.7	(48.5)
Provision for taxes on income	949	1.9	1,739	3.7	(45.4)
Net earnings	$5,076	10.1	$9,963	21.0	(49.1)

Net earnings per share (Diluted)	$1.93		$3.73		(48.3)

Average shares outstanding (Diluted)	2,630.7		2,669.2

Effective tax rate	15.8%		14.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$17,292	34.4	$16,389	34.5	5.5
Net earnings	$14,426	28.7	$14,041	29.6	2.7
Net earnings per share (Diluted)	$5.48		$5.26		4.2
Effective tax rate	16.6%		14.3%

* Fiscal six months Other (income) expense, net includes $37 million related to the Company's 10.4% non-controlling interest in Kenvue, Inc. from the time of the initial public offering on May 8, 2023 through the end of the fiscal second quarter.

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Second Quarter
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings, after tax- as reported	$5,144	$4,814

	Pre-tax Adjustments
	Litigation related	137	385
	Intangible Asset Amortization expense	1,211	1,095
	COVID-19 Vaccine related costs [1]	165	276
	Consumer Health separation costs	282	268
	Restructuring related [2]	145	128
	Medical Device Regulation [3]	85	70
	Acquisition, integration and divestiture related	38	-
	(Gains)/losses on securities	(1)	109

	Tax Adjustments
	Tax impact on special item adjustments [4]	(373)	(313)
	Consumer Health separation tax related costs	546	2
	Tax legislation and other tax related	(21)	78
	Adjusted Net Earnings, after tax	$7,358	$6,912
	Average shares outstanding (Diluted)	2,625.7	2,667.9
	Adjusted net earnings per share (Diluted)	$2.80	$2.59
	Operational adjusted net earnings per share (Diluted)	$2.84

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In the first and second quarter of 2023, the company completed a prioritization of its research and development (R&D) investment within the Pharmaceutical segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $145 million in the quarter ($275 million Q2 YTD) include the termination of partnered and non-partnered program costs and asset impairments.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Six Months Ended
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings, after tax- as reported	$5,076	$9,963

	Pre-tax Adjustments
	Litigation related	7,037	385
	Intangible Asset Amortization expense	2,415	2,203
	COVID-19 Vaccine related costs [1]	609	276
	Consumer Health separation costs	582	370
	Restructuring related [2]	275	200
	Medical Device Regulation [3]	149	130
	Acquisition, integration and divestiture related	80	-
	(Gains)/losses on securities	71	520
	IPR&D	49	610
	Other	-	(7)

	Tax Adjustments
	Tax impact on special item adjustments [4]	(2,430)	(706)
	Consumer Health separation tax related costs	557	98
	Tax legislation and other tax related	(44)	(1)
	Adjusted Net Earnings, after tax	$14,426	$14,041
	Average shares outstanding (Diluted)	2,630.7	2,669.2
	Adjusted net earnings per share (Diluted)	$5.48	$5.26
	Operational adjusted net earnings per share (Diluted)	$5.59

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In the first and second quarter of 2023, the company completed a prioritization of its research and development (R&D) investment within the Pharmaceutical segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $145 million in the quarter ($275 million Q2 YTD) include the termination of partnered and non-partnered program costs and asset impairments.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SECOND QUARTER 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	5.4%	3.1%	12.9%	6.3%
U.S.	6.0%	9.2%	14.6%	10.2%
International	5.0%	(4.0)%	11.3%	2.2%

WW Currency	(2.3)	(0.7)	(1.8)	(1.2)
U.S.	—	—	—	—
International	(4.0)	(1.5)	(3.4)	(2.5)

WW Operational	7.7%	3.8%	14.7%	7.5%
U.S.	6.0%	9.2%	14.6%	10.2%
International	9.0%	(2.5)%	14.7%	4.7%

Abiomed			(4.8)	(1.4)
U.S.			(8.1)	(2.2)
International			(1.7)	(0.5)

All Other Acquisitions and Divestitures	0.0	0.1	0.0	0.1
U.S.	0.0	0.0	0.0	0.0
International	0.0	0.3	0.0	0.2

WW Adjusted Operational	7.7%	3.9%	9.9%	6.2%
U.S.	6.0%	9.2%	6.5%	8.0%
International	9.0%	(2.2)%	13.0%	4.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SIX MONTHS 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	6.4%	3.7%	10.1%	6.0%
U.S.	8.6%	7.6%	15.5%	10.0%
International	4.7%	(0.7)%	5.2%	2.0%

WW Currency	(3.1)	(1.8)	(2.7)	(2.2)
U.S.	—	—	—	—
International	(5.4)	(3.8)	(5.1)	(4.5)

WW Operational	9.5%	5.5%	12.8%	8.2%
U.S.	8.6%	7.6%	15.5%	10.0%
International	10.1%	3.1%	10.3%	6.5%

Abiomed			(4.7)	(1.4)
U.S.			(8.2)	(2.3)
International			(1.6)	(0.5)

All Other Acquisitions and Divestitures	0.0	0.1	0.0	0.1
U.S.	0.0	0.0	0.0	0.0
International	0.0	0.3	0.0	0.2

WW Adjusted Operational	9.5%	5.6%	8.1%	6.9%
U.S.	8.6%	7.6%	7.3%	7.7%
International	10.1%	3.4%	8.7%	6.2%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$712	663	7.5%	7.5%	—%
Intl	947	818	15.7	19.0	(3.3)
WW	1,659	1,482	12.0	13.9	(1.9)

SKIN HEALTH / BEAUTY
US	650	629	3.4	3.4	—
Intl	498	497	0.3	3.8	(3.5)
WW	1,148	1,126	2.0	3.5	(1.5)

ORAL CARE
US	173	170	1.7	1.7	—
Intl	225	224	0.3	3.4	(3.1)
WW	398	394	0.9	2.7	(1.8)

BABY CARE
US	99	88	12.5	12.5	—
Intl	261	287	(9.1)	(4.0)	(5.1)
WW	360	375	(4.0)	(0.2)	(3.8)

WOMEN'S HEALTH
US	4	3	(2.1)	(2.1)	—
Intl	235	228	3.5	10.2	(6.7)
WW	238	230	3.4	10.0	(6.6)

WOUND CARE / OTHER
US	149	133	12.3	12.3	—
Intl	58	65	(10.3)	(4.6)	(5.7)
WW	207	197	4.9	6.8	(1.9)

TOTAL CONSUMER HEALTH
US	1,787	1,687	6.0	6.0	—
Intl	2,224	2,118	5.0	9.0	(4.0)
WW	$4,011	3,805	5.4%	7.7%	(2.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,865	2,853	0.4%	0.4%	—%
Intl	1,631	1,559	4.7	6.6	(1.9)
WW	4,496	4,411	1.9	2.6	(0.7)
REMICADE
US	277	391	(29.3)	(29.3)	—
US Exports (4)	33	44	(24.9)	(24.9)	—
Intl	152	212	(28.2)	(25.2)	(3.0)
WW	462	647	(28.6)	(27.6)	(1.0)
SIMPONI / SIMPONI ARIA
US	285	301	(5.1)	(5.1)	—
Intl	244	266	(8.2)	(4.3)	(3.9)
WW	529	566	(6.6)	(4.7)	(1.9)
STELARA
US	1,817	1,731	4.9	4.9	—
Intl	981	868	13.0	14.1	(1.1)
WW	2,797	2,599	7.6	8.0	(0.4)
TREMFYA
US	450	382	17.8	17.8	—
Intl	255	214	19.4	21.0	(1.6)
WW	706	597	18.3	18.9	(0.6)
OTHER IMMUNOLOGY
US	4	3	17.8	17.8	—
Intl	0	0	—	—	—
WW	4	3	17.8	17.8	—

INFECTIOUS DISEASES
US	395	415	(4.9)	(4.9)	—
Intl	727	901	(19.4)	(22.0)	2.6
WW	1,121	1,316	(14.8)	(16.6)	1.8
COVID-19 VACCINE
US	—	45	*	*	—
Intl	285	499	(43.0)	(47.4)	4.4
WW	285	544	(47.7)	(51.8)	4.1
EDURANT / rilpivirine
US	8	9	(9.0)	(9.0)	—
Intl	258	215	19.9	17.3	2.6
WW	266	225	18.6	16.2	2.4
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	382	355	7.6	7.6	—
Intl	109	110	(0.2)	(1.0)	0.8
WW	491	464	5.8	5.6	0.2
OTHER INFECTIOUS DISEASES
US	5	6	(27.2)	(27.2)	—
Intl	74	77	(3.5)	3.6	(7.1)
WW	79	83	(5.2)	1.3	(6.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,029	896	14.9%	14.9%	—%
Intl	764	837	(8.8)	(4.6)	(4.2)
WW	1,793	1,734	3.5	5.5	(2.0)
CONCERTA / methylphenidate
US	64	38	68.2	68.2	—
Intl	143	123	16.3	21.3	(5.0)
WW	208	161	28.6	32.4	(3.8)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	721	691	4.3	4.3	—
Intl	310	362	(14.4)	(12.6)	(1.8)
WW	1,031	1,054	(2.1)	(1.5)	(0.6)
SPRAVATO
US	144	74	93.2	93.2	—
Intl	25	11	*	*	*
WW	169	85	98.2	98.5	(0.3)
OTHER NEUROSCIENCE
US	100	93	9.3	9.3	—
Intl	286	341	(16.4)	(9.9)	(6.5)
WW	386	433	(10.9)	(5.8)	(5.1)

ONCOLOGY
US	2,069	1,679	23.2	23.2	—
Intl	2,329	2,362	(1.4)	0.1	(1.5)
WW	4,398	4,042	8.8	9.7	(0.9)
CARVYKTI
US	114	24	*	*	—
Intl	3	—	*	*	*
WW	117	24	*	*	*
DARZALEX
US	1,322	1,021	29.5	29.5	—
Intl	1,110	965	15.0	17.0	(2.0)
WW	2,431	1,986	22.4	23.4	(1.0)
ERLEADA
US	241	233	3.6	3.6	—
Intl	326	218	49.7	51.7	(2.0)
WW	567	450	25.9	26.9	(1.0)
IMBRUVICA
US	262	349	(24.9)	(24.9)	—
Intl	579	620	(6.7)	(5.7)	(1.0)
WW	841	970	(13.2)	(12.6)	(0.6)
ZYTIGA / abiraterone acetate
US	9	19	(55.2)	(55.2)	—
Intl	218	486	(55.1)	(53.8)	(1.3)
WW	227	505	(55.1)	(53.8)	(1.3)
OTHER ONCOLOGY
US	122	33	*	*	—
Intl	92	72	27.8	29.4	(1.6)
WW	214	106	*	*	*

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$684	560	22.0%	22.0%	—%
Intl	289	284	2.0	5.7	(3.7)
WW	972	843	15.3	16.5	(1.2)
OPSUMIT
US	328	265	23.7	23.7	—
Intl	179	173	3.4	6.0	(2.6)
WW	507	438	15.7	16.7	(1.0)
UPTRAVI
US	338	272	24.2	24.2	—
Intl	61	56	10.0	14.1	(4.1)
WW	399	328	21.8	22.5	(0.7)
OTHER PULMONARY HYPERTENSION
US	18	23	(23.8)	(23.8)	—
Intl	48	55	(10.9)	(3.7)	(7.2)
WW	66	78	(14.7)	(9.7)	(5.0)

CARDIOVASCULAR / METABOLISM / OTHER
US	776	757	2.6	2.6	—
Intl	174	215	(19.0)	(18.3)	(0.7)
WW	950	972	(2.2)	(2.0)	(0.2)
XARELTO
US	637	609	4.7	4.7	—
Intl	—	—	—	—	—
WW	637	609	4.7	4.7	—
OTHER
US	138	148	(6.3)	(6.3)	—
Intl	174	215	(19.0)	(18.3)	(0.7)
WW	313	363	(13.8)	(13.4)	(0.4)

TOTAL PHARMACEUTICAL
US	7,818	7,159	9.2	9.2	—
Intl	5,913	6,158	(4.0)	(2.5)	(1.5)
WW	$13,731	13,317	3.1%	3.8%	(0.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3)

INTERVENTIONAL SOLUTIONS
US	$908	525	73.1%	73.1%	—%
Intl	712	525	35.7	40.7	(5.0)
WW	1,620	1,049	54.4	56.9	(2.5)

ELECTROPHYSIOLOGY
US	609	499	22.0	22.0	—
Intl	587	469	25.1	30.0	(4.9)
WW	1,196	968	23.5	25.9	(2.4)

ABIOMED
US	272	—	*	*	—
Intl	59	—	*	*	*
WW	331	—	*	*	*

OTHER INTERVENTIONAL SOLUTIONS
US	27	26	4.5	4.5	—
Intl	67	56	20.0	25.3	(5.3)
WW	93	81	15.1	18.8	(3.7)

ORTHOPAEDICS
US	1,388	1,338	3.7	3.7	—
Intl	878	820	7.0	9.0	(2.0)
WW	2,265	2,157	5.0	5.7	(0.7)

HIPS
US	250	240	4.1	4.1	—
Intl	147	148	(0.8)	1.2	(2.0)
WW	397	388	2.2	3.0	(0.8)

KNEES
US	221	216	2.4	2.4	—
Intl	142	133	6.3	8.0	(1.7)
WW	363	349	3.9	4.5	(0.6)

TRAUMA
US	483	464	4.3	4.3	—
Intl	255	232	9.9	10.9	(1.0)
WW	739	696	6.1	6.5	(0.4)

SPINE, SPORTS & OTHER
US	433	418	3.5	3.5	—
Intl	334	306	9.0	11.6	(2.6)
WW	766	724	5.8	7.0	(1.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (Continued)

SURGERY
US	$1,015	992	2.2%	2.2%	—%
Intl	1,580	1,458	8.4	12.6	(4.2)
WW	2,594	2,450	5.9	8.4	(2.5)

ADVANCED
US	466	454	2.7	2.7	—
Intl	757	702	7.8	12.1	(4.3)
WW	1,222	1,156	5.8	8.4	(2.6)

GENERAL
US	548	538	1.9	1.9	—
Intl	823	756	8.9	13.1	(4.2)
WW	1,372	1,294	6.0	8.4	(2.4)

VISION
US	529	496	6.6	6.6	—
Intl	778	745	4.6	7.1	(2.5)
WW	1,308	1,241	5.4	6.9	(1.5)

CONTACT LENSES / OTHER
US	409	374	9.1	9.1	—
Intl	530	519	2.2	4.8	(2.6)
WW	939	894	5.1	6.6	(1.5)
SURGICAL
US	120	122	(1.1)	(1.1)	—
Intl	249	225	10.1	12.3	(2.2)
WW	369	347	6.2	7.6	(1.4)

TOTAL MEDTECH
US	3,839	3,351	14.6	14.6	—
Intl	3,949	3,547	11.3	14.7	(3.4)
WW	$7,788	6,898	12.9%	14.7%	(1.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$1,457	1,333	9.3%	9.3%	—%
Intl	1,844	1,609	14.6	19.4	(4.8)
WW	3,301	2,943	12.2	14.8	(2.6)

SKIN HEALTH / BEAUTY
US	1,267	1,173	8.0	8.0	—
Intl	991	965	2.7	8.1	(5.4)
WW	2,258	2,138	5.6	8.0	(2.4)

ORAL CARE
US	332	313	6.2	6.2	—
Intl	427	447	(4.7)	(0.3)	(4.4)
WW	759	760	(0.2)	2.4	(2.6)

BABY CARE
US	195	173	12.7	12.7	—
Intl	524	557	(6.0)	0.1	(6.1)
WW	719	730	(1.6)	3.1	(4.7)

WOMEN'S HEALTH
US	7	7	(0.1)	(0.1)	—
Intl	449	452	(0.7)	7.2	(7.9)
WW	455	458	(0.6)	7.1	(7.7)

WOUND CARE / OTHER
US	264	245	7.9	7.9	—
Intl	107	117	(8.4)	(1.5)	(6.9)
WW	371	361	2.6	4.9	(2.3)

TOTAL CONSUMER HEALTH
US	3,522	3,244	8.6	8.6	—
Intl	4,341	4,147	4.7	10.1	(5.4)
WW	$7,863	7,391	6.4%	9.5%	(3.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$5,313	5,354	(0.8)%	(0.8)%	—%
Intl	3,295	3,176	3.8	8.2	(4.4)
WW	8,608	8,530	0.9	2.6	(1.7)
REMICADE
US	553	749	(26.2)	(26.2)	—
US Exports (4)	74	124	(40.3)	(40.3)	—
Intl	322	437	(26.2)	(22.5)	(3.7)
WW	949	1,310	(27.5)	(26.3)	(1.2)
SIMPONI / SIMPONI ARIA
US	556	588	(5.4)	(5.4)	—
Intl	510	549	(7.1)	(1.1)	(6.0)
WW	1,066	1,137	(6.2)	(3.3)	(2.9)
STELARA
US	3,268	3,110	5.1	5.1	—
Intl	1,974	1,777	11.1	15.2	(4.1)
WW	5,241	4,887	7.2	8.7	(1.5)
TREMFYA
US	856	773	10.7	10.7	—
Intl	489	413	18.4	22.8	(4.4)
WW	1,346	1,187	13.4	15.0	(1.6)
OTHER IMMUNOLOGY
US	7	9	(30.2)	(30.2)	—
Intl	0	0	—	—	—
WW	7	9	(30.2)	(30.2)	—

INFECTIOUS DISEASES
US	787	876	(10.2)	(10.2)	—
Intl	1,920	1,737	10.5	12.3	(1.8)
WW	2,707	2,613	3.6	4.7	(1.1)
COVID-19 VACCINE
US	—	120	*	*	—
Intl	1,032	881	17.1	18.4	(1.3)
WW	1,032	1,001	3.0	4.2	(1.2)
EDURANT / rilpivirine
US	17	18	(5.3)	(5.3)	—
Intl	529	454	16.4	18.0	(1.6)
WW	546	473	15.6	17.1	(1.5)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	760	724	5.0	5.0	—
Intl	208	242	(13.9)	(12.1)	(1.8)
WW	968	965	0.3	0.7	(0.4)
OTHER INFECTIOUS DISEASES
US	10	14	(30.6)	(30.6)	—
Intl	151	160	(5.6)	(1.2)	(4.4)
WW	161	174	(7.6)	(3.6)	(4.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,007	1,739	15.4%	15.4%	—%
Intl	1,590	1,735	(8.4)	(3.8)	(4.6)
WW	3,597	3,475	3.5	5.8	(2.3)
CONCERTA / methylphenidate
US	134	73	84.0	84.0	—
Intl	279	245	13.9	20.7	(6.8)
WW	414	318	30.0	35.3	(5.3)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,434	1,352	6.0	6.0	—
Intl	641	749	(14.5)	(10.7)	(3.8)
WW	2,075	2,102	(1.3)	0.1	(1.4)
SPRAVATO
US	255	135	88.3	88.3	—
Intl	45	20	*	*	*
WW	300	155	93.1	93.8	(0.7)
OTHER NEUROSCIENCE
US	184	179	3.1	3.1	—
Intl	625	721	(13.4)	(8.7)	(4.7)
WW	809	900	(10.1)	(6.4)	(3.7)

ONCOLOGY
US	3,958	3,261	21.4	21.4	—
Intl	4,552	4,731	(3.8)	0.0	(3.8)
WW	8,510	7,992	6.5	8.8	(2.3)
CARVYKTI
US	184	24	*	*	—
Intl	5	—	*	*	*
WW	189	24	*	*	*
DARZALEX
US	2,513	1,974	27.3	27.3	—
Intl	2,182	1,868	16.8	21.5	(4.7)
WW	4,695	3,842	22.2	24.5	(2.3)
ERLEADA
US	490	439	11.8	11.8	—
Intl	619	412	50.3	55.9	(5.6)
WW	1,109	850	30.4	33.2	(2.8)
IMBRUVICA
US	532	719	(26.0)	(26.0)	—
Intl	1,136	1,288	(11.8)	(8.8)	(3.0)
WW	1,668	2,008	(16.9)	(15.0)	(1.9)
ZYTIGA / abiraterone acetate
US	25	38	(34.7)	(34.7)	—
Intl	447	1,006	(55.6)	(53.0)	(2.6)
WW	472	1,044	(54.8)	(52.3)	(2.5)
OTHER ONCOLOGY
US	214	67	*	*	—
Intl	162	156	3.6	7.1	(3.5)
WW	376	224	68.0	70.4	(2.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$1,284	1,132	13.4%	13.4%	—%
Intl	561	563	(0.4)	5.5	(5.9)
WW	1,844	1,695	8.8	10.8	(2.0)
OPSUMIT
US	601	538	11.6	11.6	—
Intl	346	343	0.9	6.1	(5.2)
WW	947	881	7.5	9.5	(2.0)
UPTRAVI
US	642	541	18.7	18.7	—
Intl	119	112	6.6	11.7	(5.1)
WW	761	653	16.6	17.5	(0.9)
OTHER PULMONARY HYPERTENSION
US	41	53	(23.0)	(23.0)	—
Intl	95	108	(11.7)	(2.8)	(8.9)
WW	136	161	(15.5)	(9.5)	(6.0)

CARDIOVASCULAR / METABOLISM / OTHER
US	1,491	1,429	4.3	4.3	—
Intl	386	453	(14.7)	(12.0)	(2.7)
WW	1,877	1,882	(0.3)	0.4	(0.7)
XARELTO
US	1,215	1,117	8.8	8.8	—
Intl	—	—	—	—	—
WW	1,215	1,117	8.8	8.8	—
OTHER
US	275	312	(11.8)	(11.8)	—
Intl	386	453	(14.7)	(12.0)	(2.7)
WW	662	765	(13.5)	(11.9)	(1.6)

TOTAL PHARMACEUTICAL
US	14,841	13,791	7.6	7.6	—
Intl	12,303	12,395	(0.7)	3.1	(3.8)
WW	$27,144	26,186	3.7%	5.5%	(1.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3)

INTERVENTIONAL SOLUTIONS
US	$1,771	1,019	73.8%	73.8%	—%
Intl	1,352	1,123	20.5	27.0	(6.5)
WW	3,123	2,141	45.8	49.3	(3.5)

ELECTROPHYSIOLOGY
US	1,180	969	21.7	21.7	—
Intl	1,109	1,001	10.8	17.3	(6.5)
WW	2,288	1,970	16.2	19.5	(3.3)

ABIOMED
US	536	—	*	*	—
Intl	119	—	*	*	*
WW	655	—	*	*	*

OTHER INTERVENTIONAL SOLUTIONS
US	55	51	10.8	10.8	—
Intl	125	121	2.8	8.9	(6.1)
WW	180	171	5.1	9.5	(4.4)

ORTHOPAEDICS
US	2,751	2,627	4.7	4.7	—
Intl	1,759	1,719	2.3	6.4	(4.1)
WW	4,510	4,345	3.8	5.4	(1.6)

HIPS
US	491	465	5.6	5.6	—
Intl	296	312	(5.1)	(1.3)	(3.8)
WW	787	777	1.3	2.8	(1.5)

KNEES
US	447	417	7.2	7.2	—
Intl	284	271	4.8	8.8	(4.0)
WW	731	688	6.3	7.9	(1.6)

TRAUMA
US	974	939	3.7	3.7	—
Intl	522	505	3.2	7.0	(3.8)
WW	1,496	1,444	3.6	4.9	(1.3)

SPINE, SPORTS & OTHER
US	839	805	4.1	4.1	—
Intl	657	630	4.2	8.7	(4.5)
WW	1,495	1,436	4.2	6.1	(1.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (Continued)

SURGERY
US	$1,990	1,913	4.0%	4.0%	—%
Intl	3,039	2,971	2.3	7.7	(5.4)
WW	5,028	4,884	3.0	6.3	(3.3)

ADVANCED
US	910	871	4.5	4.5	—
Intl	1,430	1,431	0.0	5.3	(5.3)
WW	2,340	2,302	1.7	5.0	(3.3)

GENERAL
US	1,079	1,042	3.6	3.6	—
Intl	1,608	1,540	4.5	10.0	(5.5)
WW	2,688	2,582	4.1	7.4	(3.3)

VISION
US	1,087	1,017	6.9	6.9	—
Intl	1,521	1,481	2.7	7.5	(4.8)
WW	2,608	2,498	4.4	7.2	(2.8)

CONTACT LENSES / OTHER
US	853	774	10.1	10.1	—
Intl	1,039	1,030	0.9	6.3	(5.4)
WW	1,892	1,804	4.9	8.0	(3.1)
SURGICAL
US	234	243	(3.6)	(3.6)	—
Intl	482	451	6.7	10.2	(3.5)
WW	716	694	3.1	5.4	(2.3)

TOTAL MEDTECH
US	7,598	6,576	15.5	15.5	—
Intl	7,671	7,293	5.2	10.3	(5.1)
WW	$15,269	13,869	10.1%	12.8%	(2.7)%

See footnotes at end of schedule

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	SECOND QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency

Pharmaceutical
U.S.	$7,818	7,159	9.2%	9.2	-
International	5,913	6,158	(4.0)	(2.5)	(1.5)
Worldwide	13,731	13,317	3.1	3.8	(0.7)

COVID-19 Vaccine
U.S.	-	45	*	*	-
International	285	499	(43.0)	(47.4)	4.4
Worldwide	285	544	(47.7)	(51.8)	4.1

Pharmaceutical excluding COVID-19 Vaccine
U.S.	7,818	7,114	9.9	9.9	-
International	5,628	5,659	(0.5)	1.5	(2.0)
Worldwide	13,446	12,773	5.3	6.2	(0.9)

Worldwide
U.S.	13,444	12,197	10.2	10.2	-
International	12,086	11,823	2.2	4.7	(2.5)
Worldwide	25,530	24,020	6.3	7.5	(1.2)

COVID-19 Vaccine
U.S.	-	45	*	*	-
International	285	499	(43.0)	(47.4)	4.4
Worldwide	285	544	(47.7)	(51.8)	4.1

Worldwide
U.S.	13,444	12,152	10.6	10.6	-
International	11,801	11,324	4.2	7.0	(2.8)
Worldwide excluding COVID-19 Vaccine	$25,245	23,476	7.5%	8.9	(1.4)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	SIX MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$14,841	13,791	7.6%	7.6	-
International	12,303	12,395	(0.7)	3.1	(3.8)
Worldwide	27,144	26,186	3.7	5.5	(1.8)

COVID-19 Vaccine
U.S.	-	120	*	*	-
International	1,032	881	17.1	18.4	(1.3)
Worldwide	1,032	1,001	3.0	4.2	(1.2)

Pharmaceutical excluding COVID-19 Vaccine
U.S.	14,841	13,671	8.6	8.6	-
International	11,271	11,514	(2.1)	1.9	(4.0)
Worldwide	26,112	25,185	3.7	5.5	(1.8)

Worldwide
U.S.	25,961	23,611	10.0	10.0	-
International	24,315	23,835	2.0	6.5	(4.5)
Worldwide	50,276	47,446	6.0	8.2	(2.2)

COVID-19 Vaccine
U.S.	-	120	*	*	-
International	1,032	881	17.1	18.4	(1.3)
Worldwide	1,032	1,001	3.0	4.2	(1.2)

Worldwide
U.S.	25,961	23,491	10.5	10.5	-
International	23,283	22,954	1.4	6.1	(4.7)
Worldwide excluding COVID-19 Vaccine	$49,244	46,445	6.0%	8.3	(2.3)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful